CORONUS SOLAR INC.

Suite 1100 - 1200 West 73rd Avenue	Telephone 604-267-7078
Vancouver, B.C. V6P 6G5	Facsimile 604-267-7080
Canada	www.coronusenergy.com

NEWS RELEASE	OTCBB - CRNSF

For Immediate Release

ENTRY INTO CURRENT EARTHLIGHT ENGAGEMENT
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ENTRY INTO RENEWTREK ENGAGEMENT
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TERMINATION OF PREVIOUS EARTHLIGHT ENGAGEMENT
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CLOSING OF CORONUS SALE
AND SHARE PURCHASE AND DEVELOPMENT SERVICES AGREEMENT
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SHAREHOLDER MEETING RESULTS
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INTERCONNECTION FINANCIAL SECURITY POSTINGS

Vancouver, B.C. – September 30, 2013 – Jeff Thachuk, President of Coronus Solar Inc. (the “Company”) announced today that, effective September 1, 2013, the Company agreed to engage Earthlight Solar Inc. (“Earthlight”) as a consultant (the “Current Earthlight Engagement”), with Earthlight providing the Company with advisory and consulting services (the “Current Earthlight Services”) in respect of the Company’s solar photovoltaic (“PV”) business. Under the Current Earthlight Engagement, the Company is to pay Earthlight $10,000 per month for the Current Earthlight Services. Mark Burgert, a control person of the Company, is the president and a control person of Earthlight. Prior to the Current Earthlight Engagement, as reported in the Company’s News Release of January 7, 2013, effective January 1, 2013, the Company’s wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), had engaged Earthlight as a consultant (the “Previous Earthlight Engagement”), with Earthlight providing Coronus with advisory and consulting services (the “Previous Earthlight Services”) in respect of Coronus’ solar PV business. Under the Previous Earthlight Engagement, Coronus paid Earthlight USD$8,000 per month for the Previous Earthlight Services. Effective September 1, 2013, Coronus and Earthlight terminated the Previous Earthlight Engagement.

Effective September 1, 2013, the Company agreed to engage RenewTrek Solar Inc. (“RenewTrek”) as a consultant (the “RenewTrek Engagement”), with RenewTrek providing the Company with advisory and consulting services (the “RenewTrek Services”) in respect of the Company’s solar PV business. Under the RenewTrek Engagement, the Company is to pay RenewTrek $10,000 per month for the RenewTrek Services. Jeff Thachuk, the Company’s president, principal executive officer, secretary, treasurer, principal financial officer, principal accounting officer, and a member of the Company’s board of directors, is the president and a control person of RenewTrek. Prior to the RenewTrek Engagement, the Company paid Mr. Thachuk $8,000 per month to serve as its principal executive officer. Effective September 1, 2013, Mr. Thachuk no longer receives this salary, but continues to serve as the Company’s principal executive officer. On September 1, 2013, the Company’s board of directors approved the RenewTrek Engagement. As a director of the company, Mr. Thachuk declared his interest in the transaction and abstained from voting on the approval of the RenewTrek Engagement.

As reported in the Company’s News Release of August 15, 2013, on August 9, 2013, the Company and Coronus, the Company’s wholly-owned subsidiary, entered into a share purchase and development services agreement (the “Share Purchase and Development Services Agreement”) with Redwood Solar Development LLC (“Redwood”). The Company reports today that on September 19, 2013, the parties closed on the Share Purchase and Development Services Agreement.

As reported in the Company’s News Releases of January 7, February 13, April 15, May 5, and August 5, 2013, on December 20, 2012, Coronus and Coronus’ wholly-owned subsidiaries, conducted a non-brokered private placement, issuing a senior secured, promissory note (the “Note”) to Clean Focus Financing Company, LP (“Clean Focus”), for proceeds of up to $4,000,000 (the “Loan”).

Under the Share Purchase and Development Services Agreement, the Company agreed to sell 100% of the issued and outstanding shares of Coronus to Redwood, in addition to performing certain development services in respect of the twelve anticipated, utility-scale, solar PV projects of Coronus, for the purchase and development services price (the “Contract Price”), as specified in the Share Purchase and Development Services Agreement, attached as an exhibit to the Form 8-K the Company filed with the SEC on August 15, 2013. Redwood was to pay the Contract Price by issuing to the Company, a non-interest bearing, secured debenture (the “Redwood Debenture”). On September 19, 2013, at closing, Redwood issued to the Company the Redwood Debenture.

The Company’s obligation to complete the sale was subject, in part, to 1) the Company receiving a release from Clean Focus in respect of any further obligations under or in connection with the Loan; and 2) the approval of the Share Purchase and Development Services Agreement by the Company’s shareholders holding not less than two-thirds of the Company’s shares. On September 19, 2013, at closing, the Company received the release from Clean Focus in respect of any further obligations under or in connection with the Loan. On September 16, 2013, at the annual general & special meeting of the Company’s shareholders (the “Shareholder Meeting”), the Company obtained the approval of the Share Purchase and Development Services Agreement by the Company’s shareholders holding not less than two-thirds of our shares.

Redwood's obligation to complete the purchase was subject, in part, to 1) Redwood receiving lock-up agreements and proxies from the Company’s shareholders holding not less than 80% of the Company’s shares; and 2) the approval of the Share Purchase and Development Services Agreement by the Company’s shareholders holding not less than 80% of the Company’s shares. Prior to the Shareholder Meeting, Redwood received lock-up agreements and proxies from twelve of the Company’s shareholders holding 80.6% of the Company’s shares. On September 16, 2013, at the Shareholder Meeting, the Company obtained the approval of the Share Purchase and Development Services Agreement by the Company’s shareholders holding not less than 80% of the Company’s shares.

At closing, on the transfer of Coronus to Redwood, all then outstanding advances under the Loan, together with all accrued but unpaid interest, were assumed as part of the transfer.

The Contract Price, based on an agreed upon price of dollars per peak installed watt, is the estimated final output capacity of the twelve anticipated, utility-scale, solar PV projects of Coronus, and is based on the aggregate of the value of the installed solar PV systems and the value of the development services to be performed by the Company. The payment of the Contract Price, and the corresponding retirement of the Redwood Debenture, is as follows: 1) USD$1,000 was paid to the Company on the execution of the Share Purchase and Development Services Agreement; 2) USD$9,000 was paid on closing; 3) after four solar PV systems have met certain conditions, inclusive of the receipt of conditional use permits, a payment of 5% of the Contract Price, per solar PV system, shall be paid to the Company; and 4) the balance of the Contract Price shall be pro-rated among the twelve solar PV systems with each pro-rata portion paid to the Company on permanent financial close in connection with the construction of each system.

Under the Share Purchase and Development Services Agreement, the Contract Price is subject to adjustment, upwards or downwards, as appropriate, based, in part, on the following parameters: installed capacity; development expense budget true-up; interconnection refund true-up; and Coronus financial statements true-up. Under the Share Purchase and Development Services Agreement, Redwood agrees to fund, and the Contract Price reflects Redwood funding, certain development expenses that are separate and aside from the Contract Price. The Redwood Debenture security interests received by the Company are subordinate and junior to the interests securing the Loan, as well as subordinate and junior to all future draws under the Loan where the proceeds are used to fund those certain development expenses.

On September 16, 2013, the Company held an annual general & special meeting of its shareholders (the “Shareholder Meeting”). The total number of common shares represented at the Shareholder Meeting was 14,360,970, representing 83.40% of the 17,219,486 shares of the Company’s common stock issued and outstanding.

At the Shareholder Meeting, MNP LLP was re-appointed as auditor for the ensuing year, with the board of directors authorized to fix the remuneration to be paid to them. In respect of this vote, 100% of the total number of common shares represented at the Shareholder Meeting, representing 83.40% of the 17,219,486 shares of the Company’s common stock issued and outstanding, voted for the re-appointment of MNP LLP and the authorization of the board of directors to fix the remuneration to be paid to them.

At the Shareholder Meeting, the board of directors, as reported in the Company’s Form 10-K filed with the SEC on July 1, 2013, as amended, was re-elected in its entirety, with the number of directors fixed at three for the ensuing year.

At the Shareholder Meeting, a 10% “rolling” stock option plan, originally proposed and approved by the Company’s shareholders at itsannual general meeting held on October 13, 2009, was re-approved. In respect of this vote, 99.94% of the total number of common shares represented at the Shareholder Meeting, representing 83.35% of the 17,219,486 shares of the Company’s common stock issued and outstanding, voted for the re-approval of the 10% “rolling” stock option plan. In respect of this vote, 0.06% of the total number of common shares represented at the Shareholder Meeting, representing 0.05% of the 17,219,486 shares of the Company’s common stock issued and outstanding, did not vote.

At the Meeting, the sale of Coronus and the related Share Purchase and Development Services Agreement was approved. In respect of this vote, 99.94% of the total number of common shares represented at the Shareholder Meeting, representing 83.35% of the 17,219,486 shares of the Company’s common stock issued and outstanding, voted for the approval of the sale of Coronus and the related Share Purchase and Development Services Agreement. In respect of this vote, 0.06% of the total number of common shares represented at the Shareholder Meeting, representing 0.05% of the 17,219,486 shares of the Company’s common stock issued and outstanding, did not vote.

On July 29, 2013, pursuant to the Southern California Edison (“SCE”) interconnection request for solar PV project Coronus Apple Valley East 2, Coronus posted with SCE the second interconnection financial security, in the amount of USD$24,580. The posting amount for the Coronus Apple Valley East 2 project was determined by the results of the Facility Study SCE commenced with Coronus on December 18, 2012, which the Company reported in its Form 8-K filed with the SEC on December 19, 2012.

On August 15, 2013, pursuant to the SCE interconnection request for solar PV project Coronus Joshua Tree East 1, Coronus posted with SCE the second interconnection financial security, in the amount of USD$66,950. The posting amount for the Coronus Joshua Tree East 1 project was determined by the results of the System Impact Study SCE commenced with Coronus on February 23, 2012, which the Company reported in its Form 8-K filed with the SEC on February 27, 2012.

On behalf of the Board of Directors,

Coronus Solar Inc.

“Jeff Thachuk ”

Jeff Thachuk
President

Forward Looking Statements: Statements included in this announcement, including statements concerning our plans, intentions and expectations, which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements”. Forward-looking statements may be identified by words including “anticipates”, “believes”, “intends”, “estimates”, “expects” and similar expressions. The company cautions readers that forward-looking statements, including without limitation those relating to the company's future operations and business prospects, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.